Vanguard® Mega Cap Growth Index Fund
Schedule of Investments (unaudited)
As of May 31, 2024
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (99.7%)
Basic Materials (1.4%)
	Linde plc	474,999	206,872
	Ecolab Inc.	287,792	66,825
			273,697
Consumer Discretionary (20.5%)
*	Amazon.com Inc.	8,448,105	1,490,584
*	Tesla Inc.	2,589,874	461,205
	Costco Wholesale Corp.	428,467	347,011
*	Netflix Inc.	421,141	270,212
	Walt Disney Co.	1,806,801	187,745
	McDonald's Corp.	711,715	184,256
	Booking Holdings Inc.	34,951	131,987
*	Uber Technologies Inc.	1,979,236	127,779
	TJX Cos. Inc.	1,172,733	120,909
	NIKE Inc. Class B	1,243,697	118,213
	Starbucks Corp.	1,174,374	94,208
*	O'Reilly Automotive Inc.	64,824	62,442
	Marriott International Inc. Class A	259,849	60,069
*	Airbnb Inc. Class A	412,688	59,811
	Ross Stores Inc.	388,803	54,339
*	Chipotle Mexican Grill Inc.	16,743	52,398
*	Lululemon Athletica Inc.	130,753	40,794
	Estee Lauder Cos. Inc. Class A	278,507	34,357
	Hilton Worldwide Holdings Inc.	170,685	34,239
*	AutoZone Inc.	11,580	32,076
	Yum! Brands Inc.	211,575	29,077
	Las Vegas Sands Corp.	383,583	17,273
			4,010,984
Consumer Staples (0.3%)
*	Monster Beverage Corp.	860,818	44,694
	Hershey Co.	90,648	17,933
			62,627
Energy (0.2%)
	Schlumberger NV	873,920	40,104
	Exxon Mobil Corp.	1	—
			40,104
Financials (1.6%)
	S&P Global Inc.	318,553	136,184
	Moody's Corp.	173,062	68,704
	Aon plc Class A (XNYS)	209,647	59,045
	Blackstone Inc.	422,878	50,957
			314,890
Health Care (6.8%)
	Eli Lilly & Co.	811,323	665,561
*	Intuitive Surgical Inc.	356,731	143,449
*	Vertex Pharmaceuticals Inc.	267,482	121,795
*	Boston Scientific Corp.	1,230,785	93,010
	Zoetis Inc.	447,076	75,806
	Stryker Corp.	190,244	64,890
*	Edwards Lifesciences Corp.	677,488	58,867
*	Regeneron Pharmaceuticals Inc.	59,198	58,024
*	IDEXX Laboratories Inc.	59,340	29,489
	Agilent Technologies Inc.	211,203	27,543
			1,338,434
Industrials (6.5%)
	Visa Inc. Class A	1,512,178	412,008
	Mastercard Inc. Class A	799,260	357,325
	Accenture plc Class A	613,377	173,150

Vanguard® Mega Cap Growth Index Fund
		Shares	Market Value ($000)
*	Boeing Co.	628,882	111,696
	Sherwin-Williams Co.	246,027	74,743
	Automatic Data Processing Inc.	236,386	57,896
	Paychex Inc.	392,088	47,113
*	Block Inc. (XNYS)	652,280	41,798
			1,275,729
Real Estate (1.0%)
	American Tower Corp.	489,331	95,782
	Equinix Inc.	100,859	76,953
	Public Storage	113,068	30,962
			203,697
Technology (60.6%)
	Microsoft Corp.	6,813,585	2,828,524
	Apple Inc.	13,398,286	2,575,820
	NVIDIA Corp.	2,159,617	2,367,653
	Meta Platforms Inc. Class A	1,909,954	891,624
*	Alphabet Inc. Class A	3,467,030	598,063
*	Alphabet Inc. Class C	2,836,050	493,359
*	Advanced Micro Devices Inc.	1,564,390	261,097
	Salesforce Inc.	893,043	209,365
*	Adobe Inc.	440,510	195,921
	Applied Materials Inc.	829,844	178,483
	Texas Instruments Inc.	911,341	177,721
	Intuit Inc.	264,665	152,563
*	ServiceNow Inc.	205,084	134,726
	Lam Research Corp.	133,964	124,913
	KLA Corp.	141,826	107,721
*	Palo Alto Networks Inc.	339,171	100,025
*	Synopsys Inc.	161,670	90,664
*	Cadence Design Systems Inc.	289,362	82,847
*	Crowdstrike Holdings Inc. Class A	245,431	76,984
*	Workday Inc. Class A	234,964	49,683
*	Autodesk Inc.	241,685	48,724
*	Snowflake Inc. Class A	345,038	46,987
	Marvell Technology Inc.	569,025	39,155
*	Fortinet Inc.	466,280	27,660
			11,860,282
Telecommunications (0.8%)
	T-Mobile US Inc.	565,010	98,854
*	Arista Networks Inc.	155,161	46,184
			145,038
Total Common Stocks (Cost $13,612,954)			19,525,482
Temporary Cash Investments (0.2%)
Money Market Fund (0.2%)
[1]	Vanguard Market Liquidity Fund, 5.397% (Cost $42,518)	425,253	42,521
Total Investments (99.9%) (Cost $13,655,472)			19,568,003
Other Assets and Liabilities—Net (0.1%)			12,404
Net Assets (100%)			19,580,407
Cost is in $000.
*	Non-income-producing security.
1	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

Vanguard® Mega Cap Growth Index Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
E-mini NASDAQ 100 Index	June 2024	76	28,258	432
E-mini S&P 500 Index	June 2024	12	3,177	35
				467

Over-the-Counter Total Return Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Floating Interest Rate Received (Paid)[1] (%)	Value and Unrealized Appreciation ($000)	Value and Unrealized (Depreciation) ($000)
Boston Scientific Corp.	8/30/24	BANA	22,671	(5.326)	—	(57)
1	Based on Overnight Bank Funding Rate as of the most recent reset date. Floating interest payment received/paid monthly.
BANA—Bank of America, N.A.
At May 31, 2024, the counterparties had deposited in segregated accounts securities with a value of $659,000 in connection with open over-the-counter swap contracts.

Vanguard® Mega Cap Growth Index Fund
A.Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value.
B.	Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).
C.	Swap Contracts: The fund has entered into equity swap contracts to earn the total return on selected reference stocks or indexes in the fund’s target index. Under the terms of the swaps, the fund receives the total return on the referenced stock (i.e., receiving the increase or paying the decrease in value of the selected reference stock and receiving the equivalent of any dividends in respect of the selected referenced stock) over a specified period of time, applied to a notional amount that represents the value of a designated number of shares of the selected reference stock at the beginning of the equity swap contract. The fund also pays a floating rate that is based on short-term interest rates, applied to the notional amount. At the same time, the fund generally invests an amount approximating the notional amount of the swap in high-quality temporary cash investments.
A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until periodic payments are made or the termination of the swap, at which time realized gain (loss) is recorded.
D.	Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

Vanguard® Mega Cap Growth Index Fund
The following table summarizes the market value of the fund’s investments and derivatives as of May 31, 2024, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks	19,525,482	—	—	19,525,482
Temporary Cash Investments	42,521	—	—	42,521
Total	19,568,003	—	—	19,568,003
Derivative Financial Instruments
Assets
Futures Contracts[1]	467	—	—	467
Liabilities
Swap Contracts	—	57	—	57
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.